                                                                   March 6, 2001
Kemper
Important News
                  for Kemper U.S. Mortgage Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper U.S. Mortgage Fund that will be the subject of a shareholder vote.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Q&A
--------------------------------------------------------------------------------
                             QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 . the election of your fund's Board of Trustees;

 . the combination of your fund into Kemper U.S. Government Securities Fund, a fund with similar investment policies that is also managed by ZSI; and

 . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. In connection with ZSI's reorganization initiative, the Independent Trustees of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper Funds.

Q What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.
--------------------------------------------------------------------------------

                                                          [Logo of Kemper Funds]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . The combined fund would be subject to the investment management fee schedule of Kemper U.S. Government Securities Fund, which is lower than that of your fund.

 . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A and Class B shares and a portion of the estimated costs of the reorganization allocated to Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class C shares and all of the costs of the reorganization that exceed estimated costs.

Q How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Kemper U.S. Government Securities Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

--------------------------------------------------------------------------------

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Kemper Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
                                     /s/ Mark S. Casady

 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper Portfolios

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER U.S. MORTGAGE FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper U.S. Mortgage Fund (the "Fund"), a series of Kemper Portfolios (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Trust.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Kemper U.S. Government Secu-rities Fund, (ii) each shareholder of the Fund would re-ceive shares of Kemper U.S. Government Securities Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the sharehold-er's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on Febru-ary 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the

Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Pro-posal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane
                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1


PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3


PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  12


    SYNOPSIS..............................................................  12


    PRINCIPAL RISK FACTORS................................................  32


    THE PROPOSED TRANSACTION..............................................  33


PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  43


ADDITIONAL INFORMATION....................................................  43

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                          KEMPER U.S. MORTGAGE FUND,
                             a separate series of
                   KEMPER PORTFOLIOS (the "Acquired Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of
                    KEMPER U.S. GOVERNMENT SECURITIES FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per U.S. Mortgage Fund (the "Fund") in connection with three proposals. Pro-posal 1 describes the election of Trustees and Proposal 3 proposes the ratifi-cation of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper U.S. Government Securities Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Kemper U.S. Government Securities Fund and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper U.S. Government Se-curities Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper U.S. Govern-ment Securities Fund and will receive shares of Kemper U.S. Government Securi-ties Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-
FENSE.

"Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorga-nization is expected to occur on or about May 29, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Kemper U.S. Government Securities Fund, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    The Fund is a diversified series of shares of beneficial interest of the Acquired Trust. The Acquired Trust is an open-end management investment com-pany organized as a Massachusetts business trust. Kemper U.S. Government Secu-rities Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper U.S. Government Securities Fund (the "Acquiring Trust"), an open-end management investment company organized as a Massachu-setts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Kemper U.S. Government Securities Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are ac-tually taken either by the Acquired Trust or by the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Kemper U.S. Government Securities Fund that a prospective investor should know before investing and should be retained for future reference. For a more de-tailed discussion of the investment objective, policies, restrictions and risks of Kemper U.S. Government Securities Fund, see Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, poli-cies, restrictions and risks of the Fund, see the Fund's prospectus dated Jan-uary 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and with-out charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, as supple-mented from time to time, which may be obtained upon request and without charge by calling or writing Kemper U.S. Government Securities Fund at the telephone number or address listed above. A Statement of Additional Informa-tion, dated March 6, 2001, containing additional information about the Reorga-nization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper U.S. Government Securities Fund at the telephone number or address listed above. Shareholder inquiries regarding either Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Acquired Trust is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 15, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Acquired Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposal 2, is not approved by shareholders. Shareholders of the Acquiring Trust are being asked to approve the same slate of twelve indi-viduals who, if approved by the Acquiring Trust's shareholders, will oversee the operations of the combined fund if the Reorganization is approved (see Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Acquired Trust were nominated after careful consideration by the pres-ent Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Acquired Trust and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nomi-nees, although not currently trustees or directors of any Kemper Fund, are se-nior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Ac-quired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupa-tion(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;        1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;           1982
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/21/60),* Managing Director,      Nominee
ZSI; formerly, Institutional Sales Manager of
an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing         2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/3/) Retired;          1982
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished       Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing             Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Robert B. Hoffman (12/11/36),(/1/) Retired;        1982
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;        1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of        Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously, member of the Investment
Committee of Atlanta University Board of
Trustees; formerly, Director of Board of
Pensions Evangelical Lutheran Church in
America.

William P. Sommers (7/22/33),(/1/) Retired;        1982
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

           Name (Date of Birth),
   Principal Occupation and Affiliations      Year First Became a Board Member
--------------------------------------------  --------------------------------
John G. Weithers (8/8/33),(/3/) Formerly,         Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Acquired Trust, as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                            Present Office with
                            the Acquired Trust;
                            Principal Occupation
                             or Employment and
Name (Date of Birth)           Directorships
--------------------       ---------------------
Donald R. Jones (1/17/30)  Trustee; Retired;
                           formerly, Director,
                           Motorola, Inc.
                           (manufacturer of
                           electronic equipment
                           and components);
                           Executive Vice
                           President and Chief
                           Financial Officer,
                           Motorola, Inc.

    Appendix 1 lists the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees and by the nominees for elec-tion.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the

Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Acquired Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Acquired Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Com-mittee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Acquired Trust:

                              Present Office with the
                             Acquired Trust; Principal   Year First Became
Name (Date of Birth)       Occupation or Employment(/1/)  an Officer(/2/)
--------------------       ----------------------------- -----------------
Mark S. Casady............  President; Managing                1998
 (9/21/60)                  Director, ZSI; formerly,
                            Institutional Sales
                            Manager of an
                            unaffiliated mutual fund
                            distributor.

Linda C. Coughlin.........  Trustee, Vice President            2000
 (1/1/52)                   and Chairperson; Managing
                            Director, ZSI.

Philip J. Collora.........  Vice President and                 1986
 (11/15/45)                 Assistant Secretary;
                            Attorney, Senior Vice
                            President, ZSI.

Kathryn L. Quirk..........  Vice President; Managing           1998
 (12/3/52)                  Director, ZSI.

Frank J. Rachwalski,        Vice President; Managing           1984
 Jr. .....................  Director, ZSI.
 (3/26/45)

Richard L. Vandenberg.....  Vice President; Managing           1997
 (11/16/49)                 Director, ZSI; formerly,
                            Senior Vice President and
                            portfolio manager with an
                            unaffiliated investment
                            management firm.

                              Present Office with the
                             Acquired Trust; Principal   Year First Became
Name (Date of Birth)       Occupation or Employment(/1/)  an Officer(/2/)
--------------------       ----------------------------- -----------------
Linda J. Wondrack.........  Vice President; Managing           1998
 (9/12/64)                  Director, ZSI.

John R. Hebble............  Treasurer; Senior Vice             1998
 (6/27/58)                  President, ZSI.

Brenda Lyons..............  Assistant Treasurer;               1998
 (2/21/63)                  Senior Vice President,
                            ZSI.

Maureen E. Kane...........  Secretary; Vice                    1998
 (2/14/62)                  President, ZSI; formerly,
                            Assistant Vice President
                            of an unaffiliated
                            investment management
                            firm; prior thereto,
                            Associate Staff Attorney
                            of an unaffiliated
                            investment management
                            firm, and Associate,
                            Peabody & Arnold (law
                            firm).

Caroline Pearson..........  Assistant Secretary;               1998
 (4/1/62)                   Managing Director, ZSI;
                            formerly, Associate,
                            Dechert Price & Rhoads
                            (law firm) 1989 to 1997.

-----------
(/1/)Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/)The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Acquired Trust.

Compensation of Trustees and Officers

    The Acquired Trust pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Ac-quired Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or re-tirement plan. However, the Board of each Kemper Fund determined that, partic-ularly given the benefits that would accrue to the Kemper Funds from the re-structuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Acquired Trust who is not standing for re-election, will receive such a one-time benefit. The amount re-ceived on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Acquired Trust.

    Column (2) Aggregate compensation received by each Trustee from the Ac-quired Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                                Compensation
                                Aggregate Compensation from       from Fund
Name of Trustee                        Acquired Trust         Complex(/2/)(/3/)
---------------                 ----------------------------  -----------------
John W. Ballantine............. $8,348.79 (2 fund portfolios)    $183,570.00
Lewis A. Burnham............... $7,417.66 (2 fund portfolios)    $154,040.00
Donald L. Dunaway(/1/)......... $9,370.99 (2 fund portfolios)    $205,350.00
Robert B. Hoffman.............. $7,702.66 (2 fund portfolios)    $163,890.00
Donald R. Jones................ $7,679.12 (2 fund portfolios)    $163,170.00
Shirley D. Peterson............ $7,098.16 (2 fund portfolios)    $149,010.00
William P. Sommers............. $7,363.45 (2 fund portfolios)    $153,330.00

-----------
(/1/)Pursuant to deferred compensation agreements with the Acquired Trust, Mr.
     Dunaway has deferred, in prior years, compensation from the Acquired Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total de-ferred fees (including interest thereon) payable from the Acquired Trust to Mr. Dunaway are $48,281.
(/2/)Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.

(/3/)Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
     Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kem-per U.S. Government Securities Fund in exchange for Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper U.S. Govern-ment Securities Fund, a fund with similar investment characteristics and man-aged by the same investment manager as the Fund. Immediately after the Reorga-nization, each shareholder of the Fund will hold shares of the class of shares of Kemper U.S. Government Securities Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Kemper U.S. Government Securities Fund are identical to those currently pro-vided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment per-formance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Kemper U.S. Government Securities Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A and Class B shares and a portion of the es-timated costs of the Reorganization allocated to Class C shares, man-agement has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Kemper U.S. Government Securities Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Kemper U.S. Gov-ernment Securities Fund is to seek high current income, liquidity and security of principal. The investment objective of the Fund is to seek to provide maxi-mum current return from U.S. government securities. There can be no assurance that either Fund will achieve its investment objective.

    Kemper U.S. Government Securities Fund normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentali-ties. The Fund normally invests at least 65% of its total assets in mortgage-backed securities issued by the U.S. government, its agencies and instrumen-talities. These include securities issued by Ginnie Mae, Fannie Mae and Fred-die Mac. The Fund may also invest in U.S. Treasury securities. Kemper U.S. Government Securities Fund focuses on Ginnie Maes, but may also invest in other mortgage-backed securities issued by government issuers, U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumen-talities.

    Both Funds have the same portfolio management teams and are managed in a similar manner. In deciding which types of securities to buy and sell for Kem-per U.S. Government Securities Fund, the Investment Manager first considers the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determines allocations for each. In deciding which types of securities to buy and sell for the Fund, the Investment Manager first considers the relative attractiveness of mortgage-backed securities compared to U.S. Treasuries and decides on allocations for each. The Investment Manag-er's decisions, with respect to each Fund, generally are based on a number of factors, including changes in supply and demand within the bond market and, with respect to Kemper U.S. Government Securities Fund, interest rate out-looks. The Investment Manager may adjust the duration (a measure of sensitiv-ity to interest rate movements) of each Fund's portfolio, depending on its outlook for interest rates.

    In choosing individual bonds for each Fund, the Investment Manager reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepay-ment rates and other factors that could affect a bond's attractiveness. The securities in which each Fund primarily invests are generally considered to be among the very highest quality securities.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restric-tions (i.e., those changeable by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of addi-tional information, are identical, except that Kemper U.S. Government Securi-ties Fund may not lend portfolio securities in an amount greater than 5% of its total assets, while the Fund may not lend portfolio securities in an amount greater than one third of its total assets. Investors should refer to each Fund's statement of additional information for a more detailed descrip-tion of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Kemper U.S. Government Securities Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly av-erage value of the portfolio (excluding from both the numerator and the denom-inator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2000 was 193%. The portfolio turnover rate for the Fund for the fiscal year ended September 30, 2000 was 221%. A higher portfolio turnover rate involves greater brokerage and transac-tion expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Kemper U.S. Gov-ernment Securities Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorganization as of that same date.

                                                Portfolio Composition
                                        Avg.         Avg.             % in
                                      Maturity     Duration    % in  FNMA/     % in    % in
                         Yield(/1/) (Years)(/2/) (Years)(/2/)  GNMA  FHLMC  Treasuries Cash
                         ---------- ------------ ------------ ------ ------ ---------- -----
Fund....................   5.53%        7.40         3.60     76.00% 10.00%   12.00%   2.00%
Kemper U.S. Government
 Securities Fund........   5.76%        7.80         3.40     89.00%  1.00%    9.00%   1.00%
Kemper U.S. Government
 Securities Fund -- Pro
 Forma Combined(/3/)....   5.68%        7.70         3.50     84.30%  4.25%   10.08%   1.36%

-----------
(/1/) The yield provided for the Fund and Kemper U.S. Government Securities
      Fund represents the yield for Class A shares, each for the 30 days ended December 31, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. The Pro Forma yield reflects the Class A shares' up-front sales charge of the combined fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.
(/2/) Both dollar-weighted average maturity and duration reflect the sensitiv-ity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturi-ties of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five years is expected to experience a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a duration of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/) Reflects the blended characteristics of the Fund and Kemper U.S. Govern-ment Securities Fund as of December 31, 2000. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Kemper U.S. Gov-ernment Securities Fund over different periods average out. For context, the tables also include a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                    Past                               Since
                                    Year  Past 5 Years Past 10 Years Inception*
                                   ------ ------------ ------------- ----------
Fund -- Class A..................   5.17%    4.76%           N/A       5.43%
Kemper U.S. Government Securities
  Fund -- Class A................   5.42%    4.88%         6.62%         N/A
Comparative Index for both Funds:
  Salomon Brothers 30-Year GNMA
  Index(/1/).....................  11.23%    6.96%         7.96%       7.31%

-----------
Class A performance is adjusted for maximum sales charge.

* Inception date of the Fund's Class A shares is January 10, 1992. Index comparison begins January 31, 1992.
(/1/)The Salomon Brothers 30-Year GNMA Index is an unmanaged index that mea-sures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                 Past                                 Since
                                 Year  Past  5 Years Past  10 Years Inception*
                                ------ ------------- -------------- ----------
Fund -- Class B................  6.21%     4.64%         6.14%          N/A
Kemper U.S. Government
  Securities Fund -- Class B...  6.33%     4.71%           N/A        6.08%
Comparative Index for both
  Funds: Salomon Brothers
  30-Year GNMA Index(/1/)...... 11.23%     6.96%         7.96%        7.97%

-----------
Class B performance is adjusted for maximum contingent deferred sales charge.

* Inception date of Kemper U.S. Government Securities Fund's Class B shares is May 31, 1994. Index comparison begins May 31, 1994.
(/1/)The Salomon Brothers 30-Year GNMA Index is an unmanaged index that mea-sures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                                               Past
                                                         Past    5     Since
                                                         Year  Years Inception*
                                                        ------ ----- ----------
Fund -- Class C.......................................   9.14% 4.94%   6.10%
Kemper U.S. Government Securities Fund --Class C......   9.03% 4.83%   6.10%
Comparative Index for both Funds: Salomon Brothers 30-
  Year GNMA Index(/1/)................................  11.23% 6.96%   7.97%

-----------
* Inception date of the Fund's Class C shares and Kemper U.S. Government Se-curities Fund's Class C shares is May 31, 1994. Index comparison begins May 31, 1994.
(/1/)The Salomon Brothers 30-Year GNMA Index is an unmanaged index that mea-sures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

    For management's discussion of Kemper U.S. Government Securities Fund's performance for the fiscal year ended October 31, 2000, please refer to Ex-hibit B.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of October 31, 2000, Kemper U.S. Government Securities Fund had total net assets of $2,576,510,811. For the fiscal year ended October 31, 2000, Kemper U.S. Government Securities Fund paid the Investment Manager a fee of 0.42% of its average daily net assets. As of September 30, 2000, the Fund had total net as-sets of $1,472,294,592. For the fiscal year ended September 30, 2000, the Fund paid the Investment Manager a fee of 0.52% of its average daily net assets. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Kemper U.S. Gov-ernment Securities Fund after the Reorganization would be 0.41% of average daily net assets.

    The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Kemper U.S. Government Securities Fund. Currently, the fee schedules for the Fund and Kemper U.S. Government Se-curities Fund are as follows:

                                         Kemper U.S. Government Securities
                Fund                                   Fund
-------------------------------------- -------------------------------------
Average Daily Net Assets      Fee Rate Average Daily Net Assets     Fee Rate
------------------------      -------- ------------------------     --------
First $250 million             0.55%   First $250 million            0.45%
$250 million -- $1 billion     0.52%   $250 million -- $1 billion    0.43%
$1 billion -- $2.5 billion     0.50%   $1 billion -- $2.5 billion    0.41%
$2.5 billion -- $5 billion     0.48%   $2.5 billion -- $5 billion    0.40%
$5 billion -- $7.5 billion     0.45%   $5 billion -- $7.5 billion    0.38%
$7.5 billion -- $10 billion    0.43%   $7.5 billion -- $10 billion   0.36%
$10 billion -- $12.5 billion   0.41%   $10 billion -- $12.5 billion  0.34%
Over $12.5 billion             0.40%   Over $12.5 billion            0.32%

Administrative Fee

    On the date of Closing, Kemper U.S. Government Securities Fund will enter into an administrative services agreement with ZSI (the "Administration Agree-ment"), pursuant to which ZSI will provide or pay others to provide substan-tially all of the administrative services required by Kemper U.S. Government Securities Fund (other than those provided by ZSI under its investment manage-ment agreement with that Fund) in exchange for the payment by Kemper U.S. Gov-ernment Securities Fund of an annual administrative services fee (the "Admin-istrative Fee") equal to 0.200%, 0.250% and 0.175% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively. ZSI has agreed to waive an additional 0.004% of the Administrative Fee for Class A shares of Kemper U.S. Government Securities Fund for a period of one year fol-lowing the date of the Closing. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Kemper U.S. Govern-ment Securities Fund are not covered by, and are in addition to, the Adminis-trative Fee. One effect of this arrangement is to make Kemper U.S. Government Securities Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with economies of scale from in-creases in asset size or decreased operating expenses. The details of this ar-rangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Kemper U.S. Government Securi-ties Fund pursuant to separate agreements. Scudder Fund Accounting Corpora-tion, a subsidiary of ZSI, computes net asset value for Kemper U.S. Government Securities Fund and maintains its accounting records. State Street Bank and Trust Company ("State Street") is the transfer and dividend paying agent for Kemper U.S. Government Securities Fund. Kemper Service Company, an affili-ate of ZSI, serves as "Shareholder Service Agent" of such Fund, and as such, performs all of State Street's duties as transfer agent and dividend paying agent. As custodian, State Street holds the portfolio securities of Kemper U.S. Government Securities Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper U.S. Government Securities Fund.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper U.S. Government Securities Fund described above, except that ZSI will pay these entities for the provi-sion of their services to Kemper U.S. Government Securities Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper U.S. Government Securities Fund will pay ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Kemper U.S. Government Securities Fund. The Administration Agreement shall continue in ef-fect on an annual basis after September 30, 2003, provided that such continu-ance is approved at least annually by a majority of the trustees, including the Independent Trustees, that oversee Kemper U.S. Government Securities Fund. The fee payable by Kemper U.S. Government Securities Fund to ZSI pursuant to the Administration Agreement would be reduced by the amount of any credit re-ceived from Kemper U.S. Government Securities Fund's custodian for cash bal-ances.

    Certain expenses of Kemper U.S. Government Securities Fund would not be borne by ZSI under the Administration Agreement, such as taxes, brokerage, in-terest and extraordinary expenses, and the fees and expenses of the Indepen-dent Trustees (including the fees and expenses of their independent counsel). Kemper U.S. Government Securities Fund will continue to pay the fees required by its investment management agreement with ZSI. In addition, it will pay the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Kemper U.S. Government Securities Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 and on a pro forma basis as of that date and for the twelve month period then end-ed, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                Kemper U.S.
                                                 Kemper U.S.     Government
                                                 Government  Securities Fund --
                                                 Securities      Pro Forma
                                           Fund     Fund       Combined(/1/)
                                          ------ ----------- ------------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)....   4.50%    4.50%           4.50%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)........................    None     None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.......    None     None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).......    None     None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.........................   0.52%    0.42%           0.41%
Distribution and/or Service (12b-1)
  Fees..................................    None     None           0.22%(/3/)
Other Expenses..........................   0.45%    0.40%           0.20%
Total Annual Fund Operating Expenses....   0.97%    0.82%           0.83%
Expense Example of Total Operating
  Expenses at the End of the Period(/4/)
One Year................................  $  545   $  530          $  531
Three Years.............................  $  745   $  700          $  703
Five Years..............................  $  962   $  885          $  890
Ten Years...............................  $1,586   $1,418          $1,429

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper U.S. Government Securities Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Re-organization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Kemper U.S. Government Securities Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.

(/3/) Reflects a shareholder services fee. The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%. It is being proposed to shareholders of Kemper U.S. Government Securities Fund that the shareholder services fee be authorized by a Plan adopted pursu-ant to Rule 12b-1 under the 1940 Act. Class A shares of each Fund cur-rently bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for each Fund, because it is not au-thorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be dif-ferent.

                            Expense Comparison Table
                                 Class B Shares

                                                                Kemper U.S.
                                                 Kemper U.S.     Government
                                                 Government  Securities Fund --
                                                 Securities       Pro Forma
                                           Fund     Fund       Combined(/1/)
                                          ------ ----------- ------------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)....    None     None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)........................   4.00%    4.00%           4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.......    None     None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).......    None     None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.........................   0.52%    0.42%           0.41%
Distribution and/or Service (12b-1)
  Fees..................................   0.75%    0.75%           1.00%(/3/)
Other Expenses..........................   0.57%    0.60%           0.25%
Total Annual Fund Operating Expenses....   1.84%    1.77%           1.66%
Expense Example of Total Operating
  Expenses Assuming Redemption at the
  End of the Period(/4/)
One Year................................  $  587   $  580          $  569
Three Years.............................  $  879   $  857          $  823
Five Years..............................  $1,195   $1,159          $1,102
Ten Years...............................  $1,721   $1,601          $1,540
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/4/)
One Year................................  $  187   $  180          $  169
Three Years.............................  $  579   $  557          $  523
Five Years..............................  $  995   $  959          $  902
Ten Years...............................  $1,721   $1,601          $1,540

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper U.S. Government Securities Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Re-organization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Kemper U.S. Government Securities Fund's Administration Agreement and the adoption of an amended distribu-tion plan.
(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper U.S. Government Securities Fund that the share-holder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of each Fund currently bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for each Fund, because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class C Shares

                                                                Kemper U.S.
                                                 Kemper U.S.     Government
                                                 Government  Securities Fund --
                                                 Securities      Pro Forma
                                           Fund     Fund       Combined(/1/)
                                          ------ ----------- ------------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)....    None     None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)........................   1.00%    1.00%           1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.......    None     None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).......    None     None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.........................   0.52%    0.42%           0.41%
Distribution and/or Service (12b-1)
  Fees..................................   0.75%    0.75%           1.00%(/3/)
Other Expenses..........................   0.34%    0.50%           0.18%
Total Annual Fund Operating Expenses....   1.61%    1.67%           1.59%
Expense Example of Total Operating
  Expenses Assuming Redemption at the
  End of the Period(/4/)
One Year................................  $  264   $  270          $  262
Three Years.............................  $  508   $  526          $  502
Five Years..............................  $  876   $  907          $  866
Ten Years...............................  $1,911   $1,976          $1,889
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/4/)
One Year................................  $  164   $  170          $  162
Three Years.............................  $  508   $  526          $  502
Five Years..............................  $  876   $  907          $  866
Ten Years...............................  $1,911   $1,976          $1,889

-----------
Notes to Expense Comparison Table:
(/1/)The Kemper U.S. Government Securities Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Kemper U.S. Government Secu-rities Fund's Administration Agreement and the adoption of an amended dis-tribution plan.
(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper U.S. Government Securities Fund that the share-holder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of each Fund currently bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for each Fund, because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Financial Highlights

    The financial highlights table for Kemper U.S. Government Securities Fund, which is intended to help you understand Kemper U.S. Government Securities Fund's financial performance for the past five years, is included in Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, which is included in the materials that have been provided to you with this document.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Kem-per U.S. Government Securities Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Kemper U.S. Government Securities Fund also has adopted distribution plans on behalf of the Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Class B and Class C shares of the Fund. Shareholders of Kemper U.S. Government Securities Fund are being asked to approve a new dis-tribution plan for Class A shares and amended distribution plans for Class B and Class C shares. Under the proposed distribution plans for Class B and Class C, as under the current distribution plans for the Fund, Kemper U.S. Government Securities Fund will pay KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. Pending approval of the shareholders of Kemper U.S. Government Securities Fund, it is anticipated that the new distri-bution plans for Kemper U.S. Government Securities Fund, however, unlike the distribution plans for the Fund, will authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") de-scribed below. Neither KDI nor the Trustees of either Trust believe that the services performed by KDI under the Services Agreement have been primarily in-tended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other serv-ices provided to existing shareholders. Nonetheless, to avoid legal uncertain-ties due to the ambiguity of the language contained in Rule 12b-1 and elimi-nate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, it is proposed that the distribution plans for Kemper U.S. Government Securities Fund will authorize the payment of the services fee. The fact that the serv-ices fee will be authorized by Kemper U.S. Government Securities Fund's dis-tribution plans will not change the fee rate nor will it affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Kemper U.S. Government Securities Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Kemper U.S. Government Securities Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund are identical to those of the Fund. Shares of Kemper U.S. Government Securities Fund are ex-changeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Kemper U.S. Government Securities Fund have identical sales charges to those of the Fund. Kemper U.S. Government Se-curities Fund has a maximum initial sales charge of 4.50% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund ex-changed for shares of Kemper U.S. Government Securities Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that ap-plies to shares of the Fund will continue to apply to shares of Kemper U.S. Government Securities Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders of Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund are identical to those available to shareholders of the corresponding classes of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Kemper U.S. Government Securities Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute its net investment income monthly. Each Fund intends to distribute net realized long-term capital gains in December, or otherwise as needed. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automati-cally invested in additional shares of the same class of that Fund, or a dif-ferent fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's elec-tion, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Officers.

    The officers of the Fund and Kemper U.S. Government Securities Fund are nearly identical, with the one exception being that Frank J. Rachwalski is not an officer of Kemper U.S. Government Securities Fund. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is September 30. Kemper U.S. Government Securi-ties Fund's fiscal year-end is October 31.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Kemper U.S. Government Securities Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, risk associated with interest rates, risk associated with credit quality and management risk (i.e., securities selection by the In-vestment Manager). A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. An in-crease in a Fund's duration would make the Fund more sensitive to interest rate risk. Any unexpected behavior in interest rates could hurt the perfor-mance of mortgage- and asset-backed securities. For example, if interest rates drop significantly, holders of mortgages represented by mortgage-backed secu-rities are more likely to refinance, thus prepaying their obligations and po-tentially forcing a Fund, to the extent that it invests in mortgage-backed se-curities, to reinvest in securities that pay lower interest rates. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance. Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instru-mentality. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect a Fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the Fund itself. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Kemper U.S. Government Securities Fund in exchange for that number of full and fractional Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund having an aggregate net as-set value equal to the aggregate net asset value of the shares of the corre-sponding classes of the Fund as of the close of business on the Valuation Date. Kemper U.S. Government Securities Fund will assume all of the liabili-ties of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the corresponding clas-ses of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper U.S. Government Securities Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of

Kemper U.S. Government Securities Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be trans-ferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Kemper U.S. Government Securities Fund received by the shareholder in connection with the Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by August 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper U.S. Government Se-curities Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Ex-hibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary distribution;

  (ii) The combination of funds with similar investment objectives and poli-cies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's in-vestment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Kemper U.S. Government Securities Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A and Class B shares and a portion of the es-timated costs of the Reorganization allocated to Class C shares, man-agement has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kem-per U.S. Government Securities Fund after the Reorganization, and between the estimated operating expenses of Kemper U.S. Government Securities Fund and other mutual funds with similar investment objectives; (b) the terms and con-ditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' in-vestment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Kemper U.S. Government Securities Fund to attract additional assets; and (f) the invest-ment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $674,120, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A and Class B shares of the Fund will pay $611,440 and $60,226, respectively, which represents 100% of the estimated costs allocable to such classes. Class C shares will pay a por-tion of their allocable costs of the Reorganization, or $1,561 out of $2,454 (63.6%). ZSI is bearing the remaining costs, including any cost overruns (ex-cept that Kemper U.S. Government Securities Fund is bearing the SEC registra-tion fees which are estimated to be $385,931).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0028, $0.0054 and $0.0035 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                                                      Carryovers
                          12/31/00   12/31/00 Unrealized Fiscal Year   as % of   Portfolio
                         Unrealized  Gain (Loss) as % of     Loss      12/31/00  Turnover
                         Gain (Loss) 12/31/00 Net Assets  Carryovers  Net Assets   Rate
                         ----------- ------------------- ------------ ---------- ---------
Fund.................... $35,757,093        2.4%         $626,637,000   42.6%      221%
Kemper U.S. Government
 Securities Fund........ $47,733,075        1.8%         $681,400,000   26.2%      193%

    Kemper U.S. Government Securities Fund has a net tax-basis capital loss carryover of $681,400,000 carrying forward into its current fiscal year ending October 31, 2001. This carryover expires $485,042,000 in 2002, $69,777,000 in
2003, $51,945,000 in 2004, $26,058,000 in 2007 and $48,578,000 in 2008. The
Fund has total tax-basis loss carryovers into its current fiscal year ending May 29, 2001, the proposed date of the Closing, of $626,637,000 consisting of a capital loss carryover of $588,585,000 and a post-October loss carryover of $38,052,000. The capital loss carryover expires $476,489,000 in 2002, $69,280,000 in 2003, $39,237,000 in 2005 and $3,579,000 in 2008. The post-Oc-
tober capital loss was incurred from November 1, 1999 through September 30, 2000 and the Fund elected to defer it and treat it as arising in the fiscal year ending on the proposed date of the Closing.

    After the Reorganization, the Fund's capital loss carryovers will be available to Kemper U.S. Government Securities Fund to offset its capital gains, although the amount of these losses which may offset Kemper U.S. Gov-ernment Securities Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Kemper U.S. Government Securi-ties Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Kemper U.S. Government Securities Fund or the Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, in-cluding the existence of capital gains against which these losses may be off-set. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously ab-sorbed by that time; therefore, it is possible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss car-ryovers currently are available only to the shareholders of each Fund respec-tively. After the Reorganization, however, these benefits will inure to all the shareholders of Kemper U.S. Government Securities Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Kemper U.S. Government Securities Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, without par value. The Trustees of the Acquir-ing Trust are authorized to divide the shares of the Acquiring Trust into sep-arate series, but have not currently created separate series. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust. The shares of Kemper U.S. Government Securities Fund are currently divided into four classes: Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an inter-est in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

    Each share of each class of Kemper U.S. Government Securities Fund repre-sents an interest in Kemper U.S. Government Securities Fund that is equal to and proportionate with each other share of that class of Kemper U.S. Govern-ment Securities Fund. Kemper U.S. Government Securities Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Kemper U.S. Government Securi-ties Fund.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Kemper U.S. Government Securi-ties Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund, fol-lowed by the distribution of such shares to the Fund's shareholders in ex-change for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper U.S. Government Securities Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Kemper U.S. Government Securities Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper U.S. Government Securi-ties Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper U.S. Government Securities Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Kemper U.S. Government Securities Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period dur-ing which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Kemper U.S. Government Securities Fund may dispose of certain securities received by it from the Fund in connection with the Reorga-nization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Kemper U.S. Government Securities Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Kemper U.S. Government Securities Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                                                           Kemper U.S.
                                                                            Government
                          Kemper U.S.                                       Securities
                           Government                                        Fund --
                           Securities                   Pro Forma           Pro Forma
                              Fund           Fund      Adjustments           Combined
                         -------------- -------------- ------------       --------------
Net Assets
Class A Shares.......... $2,417,741,463 $1,404,854,786 $   (611,440)(/3/) $3,821,984,809
Class B Shares.......... $  118,154,286 $   64,343,296 $    (63,785)(/4/) $  182,433,797
Class C Shares.......... $   34,530,940 $    3,096,510 $     (1,915)(/5/) $   37,625,535
Class I Shares.......... $    3,765,603             -- $        (84)(/6/) $    3,765,519
                                                                          --------------
Total Net Assets........                                                  $4,045,809,660(/2/)
                                                                          ==============
Shares Outstanding
Class A Shares..........    289,737,753    209,192,265  (40,817,763)         458,112,255
Class B Shares..........     14,180,274      9,558,502   (1,841,447)          21,897,329
Class C Shares..........      4,130,643        460,995      (90,786)           4,500,852
Class I Shares..........        451,186             --                           451,186
Net Asset Value per
Share
Class A Shares.......... $         8.34 $         6.71                    $         8.34
Class B Shares.......... $         8.33 $         6.73                    $         8.33
Class C Shares.......... $         8.36 $         6.71                    $         8.36
Class I Shares.......... $         8.35                                   $         8.35

-----------
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper U.S. Government Securities Fund will be re-ceived by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper U.S. Government Securities Fund that actually will be received on or after such date.
(/2/) Kemper U.S. Government Securities Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementa-tion of Kemper U.S. Government Securities Fund's Administration Agree-ment for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-
      organization of $611,440 to be borne by Class A shares of the Fund. (/4/) Represents one-time proxy, legal, accounting and other costs of the Re-
      organization of $3,559 and $60,226 to be borne by Class B shares of Kem-per U.S. Government Securities Fund and the Fund, respectively.
(/5/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $354 and $1,561 to be borne by Class C shares of Kemper U.S. Government Securities Fund and the Fund, respectively.
(/6/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $84 to be borne by Class I shares of Kemper U.S. Govern-ment Securities Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. Shareholders are being asked to ratify the selection of E&Y in case the Plan, as described under Proposal 2, is not approved by shareholders. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such rep-resentatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                 Financial Information
                  Systems Design and
     Audit Fees   Implementation Fees  All Other Fees(/1/)
     ----------  --------------------- -------------------
 $63,300                  --                  $800

-----------
(/1/) In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC. The information regarding the Trusts and the Funds may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Acquired Trust, of-ficers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Acquired Trust (for a Trust-wide vote) or the Fund (for a Fund-wide vote) entitled to be cast shall be neces-sary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been vot-ed. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the benefi-cial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such elec-tion (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of both series of the Acquired Trust will meet sepa-rately on May 15, 2001 and the vote on Proposal 1 and related quorum and ad-journment requirements will be determined based upon the results of the voting of shares of both series, voting as a single class. Approval of Proposal 2 re-quires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meet-ing. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on February 26, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 202,406,640 Class A shares, 8,767,694 Class B shares and 644,279 Class C shares of the Fund outstanding. As of February 5, 2001, there were 369,512,074 shares in the other series of the Acquired Trust outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Kemper U.S. Government Securities Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of each class of shares of each other series of the Acquired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $29,820.04. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER U.S. GOVERNMENT SECURITIES
             FUND'S PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Kemper U.S. Government Securities
Fund (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper U.S. Government Securities Fund (the "Acquiring Fund"), the only active series of the Acquiring Trust, Kemper Portfolios (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper U.S. Mortgage Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Ac-quiring Fund of all of the liabilities of the Acquired Fund and the distribu-tion of the Acquiring Fund Shares to the Class A, Class B and Class C share-holders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the

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Acquiring Trust's Declaration of Trust, as amended, and then-current prospec-
tus or statement of additional information, copies of which have been deliv-ered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be May 29, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for the Acquired Fund to the cus-todian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a se-curities depository, as defined in Rule 17f-4 under the 1940 Act, shall be de-livered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire trans-fer of federal funds on the Closing Date.

    3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except juris-dictions in which the failure to so qualify would not have material ad-verse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, in-denture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Com-pany, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund, the only active series of the Acquiring Trust, is duly designated in accordance with the applicable provisions of the Acquiring Trust's Decla-ration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qual-ified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and per-formance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affect-ing creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing busi-ness trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pur-suant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such coun-sel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a mate-rially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substan-tially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $611,440, Class B shares of the Acquired Fund will bear $60,226, Class C shares of the Acquired Fund will bear $1,561 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $385,931). Any such expenses which are so borne ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore August 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South River-side Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R.

Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 KEMPER U.S. GOVERNMENT SECURITIES FUND



_______________________________________ _______________________________________
Secretary                               By:
                                        Its:


Attest:                                 KEMPER PORTFOLIOS
                                        on behalf of Kemper U.S. Mortgage Fund



_______________________________________
Secretary                               _______________________________________
                                        By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_______________________________________
By:
Its:

                                                                      EXHIBIT B

      MANAGEMENT'S DISCUSSION OF KEMPER U.S. GOVERNMENT SECURITIES FUND'S
                                  PERFORMANCE

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, HAVING JOINED THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

THIS PAST YEAR WAS MARKED BY EXCEPTIONAL VOLATILITY IN INTEREST RATES. SHORT-TERM RATES ROSE AS THE FEDERAL RESERVE TIGHTENED CREDIT TO REDUCE FUTURE INFLATION, WHILE LONG-TERM RATES FELL IN RESPONSE TO THE TREASURY'S DEBT BUYBACK PROGRAM. BELOW, THE FUND'S PORTFOLIO MANAGERS DISCUSS KEMPER U.S. GOVERNMENT SECURITIES FUND'S POSITIONING DURING THIS PERIOD AND GIVE THEIR VIEWS ON THE YEAR AHEAD.

Q     HOW DID THE GOVERNMENT BOND MARKET BEHAVE BETWEEN OCTOBER 1999 AND OCTOBER
2000?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to 6.50 percent. However, between October 31, 1999, and October 31, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. By October 31, 2000, three-month Treasury bills yielded 6.38 percent, some 62 basis points more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of mortgage securities. Crude oil prices soared past $35 a barrel. Overall consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high heating oil prices and natural gas shortages.

[LINE GRAPH showing U.S. Treasury Yields.]

[Caption: Yields on short-term Treasuries rose substantially in the past year while long-term bond yields fell.]

                                         10/31/99                       10/31/00
                                         --------                       --------

3-month                                    5.08                           6.38
6-month                                    5.27                           6.35
1-year                                     5.41                           6.16
2-year                                     5.78                           5.92
5-year                                     5.94                           5.81
10-year                                    6.02                           5.76
30-year                                    6.16                           5.79

Source: Bloomberg Business News.

Q     HOW DID KEMPER U.S. GOVERNMENT SECURITIES FUND PERFORM IN THIS
ENVIRONMENT?

A Kemper U.S. Government Securities Fund's total return of 6.44 percent (for Class A shares, unadjusted for sales charge) was less than the average return of comparable mutual funds investing in government and mortgage securities for the 12-month period ended October 31, 2000. The unmanaged Lehman Brothers GNMA index rose 7.87 percent for the period, while the average fund rose 6.79 percent. The unmanaged Salomon Smith Barney 30-Year GNMA index rose 7.80 percent.

  This past winter, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Fannie Mae
(FNMA) and Freddie Mac (FHLMC) securities. Some bond investors also grew concerned about the regulatory environment

PERFORMANCE UPDATE

for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. In general, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Mae) outperformed FNMA securities and other forms of mortgage debt between October and March.

  The fund's positioning of a majority of its portfolio in GNMA securities (see Portfolio Composition) helped its performance during the first half of fiscal year 2000. During the second half, however, FNMA and FHLMC bonds outperformed GNMAs as legal uncertainties abated, and the fund underperformed its peers for the six months ended October 31, 2000. Our goal is to be in the top 25 percent of government securities funds over the long term. The fund's returns placed it in the top half of its peer group for the three years ended October 31, 2000. We realize we have further to go, and we are closely monitoring our positioning and refining our long-term strategy in an effort to improve our results.

Q     IN WHAT TYPES OF SECURITIES DID THE FUND INVEST?

A     Within the mortgage market, we attempted to avoid exposing the fund to adverse risks. Mortgage securities generally did well this past fiscal year because of their superior income characteristics and because relatively few home owners refinanced their properties. Overall, mortgage securities were attractive to risk-sensitive, income-oriented investors this past year. Income potential rose sharply, and price volatility was less than long-term Treasuries.

  To identify securities with the highest potential returns, we undertake an extensive analysis of the prepayment expectations -- the rate at which home owners may pay off their mortgages early or refinance mortgages to take advantage of lower interest rates. We try to manage the fund's exposure to prepayment risk by analyzing refinancing possibilities. This includes adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. We also invest in Treasury securities, which have lower yields but tend to provide better performance when interest rates are declining.

Q     THE FEDERAL RESERVE HASN'T RAISED INTEREST RATES SINCE MAY. WHAT IMPACT
HAS THIS HAD ON THE MARKETS?

A     First, the yield curve has steepened, with short-term interest rates declining more than long-term rates, which may indicate some investor concern about long-term trends in inflation or government spending. Second, the spreads (the difference in interest rates) between 10-year Treasuries and comparable-maturity GNMA securities have narrowed. Compare this with the first half of the fiscal year, when yield spreads were somewhat volatile, ranging from 120 to 180 basis points (1.2 to 1.8 percentage points). In the second half, the trading range was narrower, with GNMAs yielding from 160 to 180 basis points (1.6 to 1.8 percentage points) more than Treasuries. In July, short- and intermediate-term securities began outperforming long-term securities, partly reversing the strong performance we had been getting from longer-term bonds.

  We've positioned the fund in intermediate-term securities to maximize income potential, while at the same time being mindful that spreads between Treasuries and mortgages could again be more volatile in the months ahead.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT TOTAL RETURN FROM BONDS?

A     Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. (Operating expenses also have an effect on mutual fund net asset values.) We think a period of stable interest rates would be beneficial for the fund. Typically, mortgages outperform Treasuries in a stable rate environment because investors are more willing to assume some risk in exchange for higher yield. We believe the fund's mortgage position can serve us well in such an environment.

Q     WHAT'S YOUR OVERALL OUTLOOK FOR THE YEAR AHEAD?

A     While it appears that the Federal Reserve has tamed inflation for the moment and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates, particularly energy, national fiscal policy and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk. However, we are encouraged by other strong trends in the economy that have been supportive of low inflation, particularly high productivity levels. In addition, as a result of tax

PERFORMANCE UPDATE

increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000, which may enable it to pay off some of the nation's debt. When Washington borrows less and repays debt, it frees up resources that generally can be put to more productive use in the private sector.

  At the start of the fund's fiscal year, 10-year Treasuries yielded 6.02 percent, 94 basis points higher than three-month Treasury bills (5.08 percent). By October 31, 2000, the yield curve had completely inverted, so that three-month Treasury bills yielded more than any other segment of the curve. While the Treasury's buyback program should support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period.

  If interest rates fall modestly, we believe that Kemper U.S. Government Securities Fund may be in a strong position to benefit. We are comfortable with a positioning that can allow us to provide an attractive level of income consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of a lower-quality bond portfolio or an equity portfolio, we think the fund can be an attractive alternative.

Fannie Mae Mortgage Commitment Rates
(60-day, 30-year fixed loans) October 31, 1990, to October 31, 2000

[Line Graph showing FNMA Commitment 30 yr 60 day]

                                FNMA COMMITMENT 30 YR 60 DAY
                                ----------------------------

10/31/90                                    10.13
                                             9.83
                                             9.69
                                             9.47
                                             9.42
                                             9.50
                                             9.38
                                             9.37
                                             9.55
                                             9.34
                                             9.06
                                             8.73
                                             8.57
                                             8.62
                                             7.98
                                             8.68
                                             8.60
                                             8.89
                                             8.75
5/31/92                                      8.49
                                             8.27
                                             7.97
                                             7.81
                                             7.72
                                             8.22
                                             8.29
                                             8.06
                                             7.68
                                             7.38
                                             7.32
                                             7.31
5/31/93                                      7.36
                                             7.06
                                             7.06
                                             6.75
                                             6.80
                                             6.79
                                             7.13
                                             7.10
                                             6.88
                                             7.41
                                             8.28
                                             8.53
5/31/94                                      8.63
                                             8.66
                                             8.55
                                             8.57
                                             8.91
                                             9.06
                                             9.34
                                             9.36
                                             9.07
                                             8.65
                                             8.77
                                             8.52
5/31/95                                      7.87
                                             7.86
                                             8.03
                                             7.93
                                             7.85
                                             7.65
                                             7.46
                                             7.20
                                             7.21
                                             7.65
                                             8.00
                                             8.24
5/31/96                                      8.35
                                             8.29
                                             8.37
                                             8.34
                                             8.17
                                             7.87
                                             7.63
                                             7.82
                                             7.97
                                             8.00
                                             8.30
                                             8.19
5/31/97                                      8.04
                                             7.82
                                             7.44
                                             7.70
                                             7.49
                                             7.34
                                             7.32
                                             7.22
                                             7.03
                                             7.16
                                             7.16
                                             7.16
5/31/98                                      7.01
                                             7.03
                                             7.01
                                             6.81
                                             6.48
                                             6.65
                                             6.71
                                             6.71
                                             6.70
                                             7.08
                                             7.03
                                             6.99
5/31/99                                      7.39
                                             7.78
                                             7.92
                                             8.08
                                             7.87
                                             7.87
                                             7.99
                                             8.13
                                             8.50
                                             8.38
                                             8.37
                                             8.53
                                             8.68
                                             8.28
                                             8.32
                                             8.16
                                             7.95
10/31/00                                     7.94

Source: Bloomberg Business News. This chart shows the average loan rate a home buyer could have expected to pay for a 30-year-term, fixed-rate loan for a home purchase within 60 days.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                          1-YEAR   5-YEAR   10-YEAR         LIFE OF FUND
--------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS A                           1.71%    4.86%    6.82%    8.43% (since 10/1/79)
 ..................................................................................................
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS B                           2.55     4.72      n/a     5.75  (since 5/31/94)
 ..................................................................................................
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS C                           5.50     4.91      n/a     5.82  (since 5/31/94)
 ..................................................................................................

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A
[Line Graph showing the growth of an assumed $10,000 investment in Class A shares from 1/31/80 to 10/31/00]

                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS A1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
1/31/80                                                  9553.00                    10000.00                    10000.00
                                                         9817.00                    10544.00                    11093.00
                                                         9871.00                    10669.00                    12082.00
                                                        12687.00                    15076.00                    12545.00
                                                        13817.00                    16716.00                    13021.00
                                                        15509.00                    19345.00                    13535.00
12/31/85                                                18868.00                    24303.00                    14049.00
                                                        21932.00                    27576.00                    14203.00
                                                        22520.00                    28696.00                    14833.00
                                                        23949.00                    31233.00                    15488.00
                                                        27301.00                    36003.00                    16208.00
                                                        29943.00                    39938.00                    17198.00
                                                        35109.00                    46211.00                    17725.00
12/31/92                                                36727.00                    49639.00                    18239.00
                                                        39043.00                    53091.00                    18740.00
                                                        37846.00                    52331.00                    19242.00
                                                        44800.00                    61289.00                    19730.00
                                                        46068.00                    64655.00                    20386.00
                                                        50230.00                    70816.00                    20733.00
                                                        53763.00                    75769.00                    21067.00
                                                        53925.00                    77037.00                    21632.00
10/31/00                                                57657.00                    83294.00                    22344.00

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS B
[Line Graph showing the growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/00]

                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS B1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9936.00                     9966.00                    10034.00
                                                         9934.00                    10042.00                    10129.00
                                                         9904.00                    10107.00                    10149.00
                                                        10395.00                    10641.00                    10264.00
                                                        10989.00                    11203.00                    10339.00
                                                        11165.00                    11442.00                    10386.00
                                                        11629.00                    11837.00                    10407.00
3/31/96                                                 11373.00                    11787.00                    10556.00
                                                        11345.00                    11869.00                    10624.00
                                                        11570.00                    12122.00                    10698.00
                                                        11831.00                    12487.00                    10753.00
                                                        11820.00                    12499.00                    10847.00
                                                        12208.00                    12973.00                    10868.00
                                                        12532.00                    13356.00                    10929.00
                                                        12795.00                    13677.00                    10936.00
                                                        12965.00                    13904.00                    10997.00
                                                        13172.00                    14143.00                    11051.00
9/30/98                                                 13550.00                    14513.00                    11092.00
                                                        13566.00                    14633.00                    11112.00
                                                        13576.00                    14778.00                    11186.00
                                                        13449.00                    14712.00                    11268.00
                                                        13517.00                    14844.00                    11383.00
                                                        13488.00                    14878.00                    11410.00
                                                        13691.00                    15109.00                    11607.00
                                                        13912.00                    15461.00                    11688.00
                                                        14254.00                    15963.00                    11776.00
10/31/00                                                14320.00                    16086.00                    11786.00

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS C
[Line Graph showing the growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/00]


                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS C1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9948.00                     9966.00                    10034.00
                                                         9948.00                    10042.00                    10129.00
                                                         9931.00                    10107.00                    10149.00
                                                        10423.00                    10641.00                    10264.00
                                                        11018.00                    11203.00                    10339.00
                                                        11195.00                    11442.00                    10386.00
                                                        11662.00                    11837.00                    10407.00
3/31/96                                                 11407.00                    11787.00                    10556.00
                                                        11367.00                    11869.00                    10624.00
                                                        11592.00                    12122.00                    10698.00
                                                        11869.00                    12487.00                    10753.00
                                                        11844.00                    12499.00                    10847.00
                                                        12234.00                    12973.00                    10868.00
                                                        12573.00                    13356.00                    10929.00
                                                        12837.00                    13677.00                    10936.00
                                                        12993.00                    13904.00                    10997.00
                                                        13201.00                    14143.00                    11051.00
9/30/98                                                 13593.00                    14513.00                    11092.00
                                                        13610.00                    14633.00                    11112.00
                                                        13636.00                    14778.00                    11186.00
                                                        13511.00                    14712.00                    11268.00
                                                        13583.00                    14844.00                    11383.00
                                                        13541.00                    14878.00                    11410.00
                                                        13763.00                    15109.00                    11607.00
                                                        13989.00                    15461.00                    11688.00
                                                        14335.00                    15963.00                    11776.00
10/31/00                                                14385.00                    16086.00                    11786.00

  PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES, THE
  MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARE AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A SHARE PERFORMANCE WITH THE SALOMON BROTHERS 30-YEAR GNMA INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE APPLICABLE SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

 +THE SALOMON BROTHERS 30-YEAR GNMA INDEX IS UNMANAGED, IS ON A TOTAL RETURN
  BASIS WITH ALL DIVIDENDS REINVESTED, AND COMPRISES GNMA 30-YEAR PASS-THROUGHS OF SINGLE-FAMILY AND GRADUATED-PAYMENT MORTGAGES. IN ORDER FOR A GNMA COUPON TO BE INCLUDED IN THE INDEX, IT MUST HAVE AT LEAST $200 MILLION OF OUTSTANDING COUPON PRODUCT. SOURCE: WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME,
  IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE: WIESENBERGER(R).

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Kemper Family of Funds, allocating their in-vestments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of December 31, 2000. In addi-tion, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of each class of any series of the Acquired Trust constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust. All ownership is of Class A shares of the series.

                                                        Aggregate Dollar Value
                                                          of Holdings in the
                                                        Kemper Family of Funds
                                                                 For
                                                        Which Each Person is a
                            Scudder Cash   Kemper U.S.     Board Member or
                            Reserves Fund Mortgage Fund        Nominee
                            ------------- ------------- ----------------------
John W. Ballantine.........       0             0           $   75,486.13
Lewis A. Burnham...........       0             0           $1,340,184.39
Mark S. Casady.............       0             0           $   50,562.09
Linda C. Coughlin..........       0             0           $   59,963.12
Donald L. Dunaway..........       0            160          $1,553,693.30
James R. Edgar.............       0             0                       0
William F. Glavin..........       0             0                       0
Robert B. Hoffman..........    1,399*           0           $1,357,197.94
Donald R. Jones............       0             0           $  618,763.72
Shirley D. Peterson........       0             0           $  211,323.08
Fred B. Renwick............       0             0           $   16,183.12
William P. Sommers.........     1,407           0           $  481,266.32
John G. Weithers...........       0             0           $  153,882.29
All Trustees and Officers
  as a Group...............     2,806          160                    N/A

-----------
*   Shares are held by joint ownership

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

    The information in this appendix reflects ownership in Kemper U.S. Govern-ment Securities Fund and each series of the Acquired Trust as of December 31, 2000. The percentage that appears in the parentheses for each greater than 5% owner of Kemper U.S. Mortgage Fund and Kemper U.S. Government Securities Fund reflects the approximate percentage ownership of such person in the corre-sponding class of the combined fund assuming the Reorganization had been con-summated on December 31, 2000.

KEMPER PORTFOLIOS

    As of December 31, 2000, 21,145,913 shares in the aggregate, or 9.63% of the outstanding shares of Scudder Cash Reserves Fund, Class A were held in the name of Oppenheimer & Company, 280 Park Avenue, New York, NY 10017 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 12,932,223 shares in the aggregate, or 7.81% of the outstanding shares of Scudder Cash Reserves Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,820,292 shares in the aggregate, or 13.50% of the outstanding shares of Scudder Cash Reserves Fund, Class C were held in the name of Wedbush Morgan Securities, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 706,625 shares in the aggregate, or 7.90% (6.91%) of the outstanding shares of Kemper U.S. Mortgage Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of custom-ers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 520,869 shares in the aggregate, or 5.82% (8.86%) of the outstanding shares of Kemper U.S. Mortgage Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 203,076 shares in the aggregate, or 31.25% (2.70%) of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 74,641 shares in the aggregate, or 11.48% (0.99%) of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Painewebber, for the benefit of Louis Parker, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 112,505 shares in the aggregate, or 17.31% (1.49%) of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Morongo Band of Mission Indians, Community Service Reserve Account, 11581 Potrero Road, Banning, CA 92220 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER U.S. GOVERNMENT SECURITIES FUND

    As of December 31, 2000, 884,265 shares in the aggregate, or 5.96% (4.00%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Arshalus Tahan, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,535,642 shares in the aggregate, or 10.35% (8.86%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 953,463 shares in the aggregate, or 6.43% (6.91%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 82,652 shares in the aggregate, or 16.43% (16.43%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zu-rich Scudder Investments, Inc., Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 280,031 shares in the aggregate, or 55.66% (55.66%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of Zurich Scudder Investments, Inc., Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 49,222 shares in the aggregate, or 9.78% (9.78%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farmer's Mutual Funds: Balanced Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 36,249 shares in the aggregate, or 7.20% (7.20%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farmer's Mutual Funds: Income with Growth Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 37,994 shares in the aggregate, or 7.55% (7.55%) of the outstanding shares of Kemper U.S. Government Securities Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Farmer's Mutual Funds: Growth with Income Portfolio, 1 Heritage Drive, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

          This Proxy Statement/Prospectus is accompanied by Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 10, 2001 (File No. 811-02719), and is incorporated by reference herein.

          Kemper U.S. Mortgage Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-03440), is incorporated by reference herein.

         Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02719), is incorporated by reference herein.

                                     PART B

                     KEMPER U.S. GOVERNMENT SECURITIES FUND

           --------------------------------------------------------

                       Statement of Additional Information
                                  March 6, 2001

           --------------------------------------------------------


Acquisition of the Assets of                         By and in Exchange for Shares of
Kemper U.S. Mortgage Fund, a series of               Kemper U.S. Government Securities
Kemper Portfolios                                       Fund  (the "Acquiring Trust")
222 South Riverside Plaza                            222 South Riverside Plaza
Chicago, IL 60606                                    Chicago, IL 60606

     This Statement of Additional Information is available to the shareholders of Kemper U.S. Mortgage Fund in connection with a proposed transaction whereby Kemper U.S. Government Securities Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper U.S. Mortgage Fund in exchange for shares of the Kemper U.S. Government Securities Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 10, 2001 (File No. 811-02719) and is incorporated by reference herein.

2. Kemper U.S. Government Securities Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-02719) and is incorporated by reference herein.

3. Kemper U.S. Mortgage Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001
(File No. 811-03440) and is incorporated by reference herein.

4. Kemper U.S. Mortgage Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-03440) and is incorporated by reference herein.

5. Kemper U.S. Mortgage Fund's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 1, 2000 (File No. 811-03440) and is incorporated by reference herein.

6. The financial statements and schedules of Kemper U.S. Government Securities Fund and Kemper U.S. Mortgage Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March 6, 2001 relating to the Reorganization may be obtained by writing Kemper U.S. Government Securities Fund at 222 South Riverside Drive, Chicago, IL 60606 or by calling Kemper Distributors, Inc. at 1-800-621-1048. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

Pro Forma
Portfolio of Investments*
as of September 30, 2000 (Unaudited)

                                                                                          Kemper U.S.      Kemper U.S.    Pro Forma
                                                                                          Government         Mortgage      Combined
                                                                                        Securities Par/     Par/Share     Par/Share
                                                                                        Share Amount ($)      Amount        Amount
                                                                                        --------------------------------------------

Repurchase Agreements .1%
-------------------------
    Repurchase Agreement with State Street                                                     3,994,000     2,335,000     6,329,000
    Bank, 6.48%, 10/02/2000

Total Repurchase Agreements (Cost of $3,994,000, $2,335,000, and $6,329,000 respectively)

Short Term Investments 1.7%
---------------------------

    Morgan Stanley Government, 6.60%, 10/02/2000
    TRP Bear Stearns Government, 6.68%, 10/02/2000                                            20,000,000    20,000,000    40,000,000

Total Short Term Investments (Cost of $20,000,000, $50,000,000, and $70,000,000
  respectively)

U.S. Treasury Obligations 6.4%
------------------------------

    U.S. Treasury Bond, 8.00%, 11/15/2021                                                     76,100,000    36,550,000   112,650,000
    U.S. Treasury Bond, 12.50%, 08/15/2014                                                    50,600,000    33,300,000    83,900,000
    U.S. Treasury Bond, 8.125%, 05/15/2021                                                                   8,100,000     8,100,000
Total U.S. Treasury Obligations (Cost of $169,132,487, $105,384,839, and $274,517,326
  respectively)

Government National Mortgage Association 76.8%
----------------------------------------------

    Government National Mortgage Association Pass-thru, 6.50%, 01/15/2024                     77,857,782    65,038,968   142,896,750
    Government National Mortgage Association Pass-thru, 6.00%, 01/20/2029                     51,012,627    22,667,556    73,680,183
    Government National Mortgage Association Pass-thru, 6.50%, 06/15/2028                      2,981,762                   2,981,762
    Government National Mortgage Association Pass-thru, 6.50%, 11/15/2028                      1,515,284       509,560     2,024,844
    Government National Mortgage Association Pass-thru, 6.50%, 01/01/2030                    472,933,041   214,372,223   687,305,264
    Government National Mortgage Association Pass-thru, 7.00%, 06/15/2029                    629,661,262                 629,661,262
    Government National Mortgage Association Pass-thru, 7.00%, 12/15/2029                                  216,470,177   216,470,177
    Government National Mortgage Association Pass-thru, 7.50%, 02/15/2023                        107,116
    Government National Mortgage Association Pass-thru, 7.50%, 10/01/2029                     57,838,240     4,609,901    62,448,141
    Government National Mortgage Association Pass-thru, 7.50%, 07/15/2029                    449,860,619    88,365,523   538,226,142
    Government National Mortgage Association Pass-thru, 8.00%, 07/15/2023                      3,050,721     4,053,390     7,104,111
    Government National Mortgage Association Pass-thru, 8.00%, 12/01/2029                    385,780,965    52,333,636   438,114,601
    Government National Mortgage Association Pass-thru, 8.50%, 12/15/2029                     90,404,840    40,043,062   130,447,902
    Government National Mortgage Association Pass-thru, 9.00%, 02/01/2030                    156,153,882    93,352,805   249,506,687
    Government National Mortgage Association Pass-thru, 9.50%, 05/15/2027                     18,626,617                  18,626,617
    Government National Mortgage Association Pass-thru, 9.50%, 12/15/2022                                   13,942,302    13,942,302
    Government National Mortgage Association Pass-thru, 10.00%, 08/15/2022                    17,760,018                  17,760,018
    Government National Mortgage Association Pass-thru, 10.00%, 08/15/2019                                   1,570,246     1,570,246
    Government National Mortgage Association Pass-thru, 10.50%, 12/15/2017                     7,166,622     2,059,011     9,225,633
    Government National Mortgage Association Pass-thru, 11.00%, 04/20/2019                                      84,975        84,975

Total Government National Mortgage Association (Cost of $2,403,148,717, $802,734,112
  and $3,205,882,829 respectively)

Federal Home Loan Mortgage Corp 4%
----------------------------------

    Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 07/01/2029                           301,850       301,850
    Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 05/01/2029             189,149                     189,149
    Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 12/01/2028           1,050,000                   1,050,000
    Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 05/01/2029                        89,806,495    89,806,495
    Federal Home Loan Mortgage Corp., 8.00%, with various maturities thru 06/01/2030                        63,000,996    63,000,996
    Federal Home Loan Mortgage Corp., 7.50%, with various matutiries thru 09/01/2029           1,510,648     2,799,627     4,310,275
    Federal Home Loan Mortgage Corp., 8.50%, with various matutiries thru 06/01/2030             163,502       198,738       362,240
    Federal Home Loan Mortgage Corp., 9.50%, with various maturities thru 10/01/2020                         9,667,141     9,667,141

Total Federal Home Loan Mortgage Corp. (Cost  of $2,861,190, $165,259,735, and
  $168,120,925 respectively)

Federal National Mortgage Association 11%
-----------------------------------------

    Federal National Mortgage Association, 0.00%, with various maturities thru
      05/01/2017                                                                                  23,115                      23,115
    Federal National Mortgage Association, 5.50%, with various maturities thru
      12/01/2028                                                                                 666,642       585,408     1,251,050
    Federal National Mortgage Association, 8.00%, with various maturities thru
      06/01/2024                                                                               2,439,807                   2,439,807
    Federal National Mortgage Association, 8.00%, with various maturities thru
      08/01/2024                                                                                             2,741,631     2,741,631
    Federal National Mortgage Association, 11.50%, with various maturities thru
      05/01/2018                                                                                               178,696       178,696
    Federal National Mortgage Association, 6.00%, with various maturities thru
      07/01/2029                                                                                            51,322,528     5,322,528
    Federal National Mortgage Association, 6.50%, with various maturities thru
      09/01/2029                                                                                 269,318    70,699,769    70,969,087
    Federal National Mortgage Association, 7.00%, with various maturities thru
      08/01/2029                                                                                            16,245,351    16,245,351
    Federal National Mortgage Association, 7.00%, with various maturities thru
      03/01/2015                                                                                 138,194    75,094,111    75,232,305
    Federal National Mortgage Association, 7.50%, with various maturities thru
      01/01/2029                                                                               1,052,885   208,198,223   209,251,108
    Federal National Mortgage Association, 8.50%, with various maturities thru
      07/01/2030                                                                              15,500,007     1,900,001    17,400,008
    Federal National Mortgage Association, 9.00%, with various maturities thru
      03/01/2030                                                                                 149,909     1,573,700     1,723,609
    Federal National Mortgage Association, 9.5%, with various maturities thru
      10/01/2020                                                                              13,911,253                  13,911,253

Total Federal National Mortgage Association (Cost of $35,400,516, $415,549,136 and
  $450,949,652 respectively)

TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $2,634,536,910, $1,541,262,823, and
  $4,175,799,732 respectively)

                                                                                         Kemper U.S.     Kemper U.S.     Pro Forma
                                                                                         Government       Mortgage       Combined
                                                                                         Securities        Market         Market
                                                                                      Market Value ($)   Value ($)       Value ($)
                                                                                      ----------------------------------------------

Repurchase Agreements .1%
-------------------------
    Repurchase Agreement with State Street                                                   3,994,000      2,335,000      6,329,000
    Bank, 6.48%, 10/02/2000

Total Repurchase Agreements (Cost of $3,994,000, $2,335,000, and $6,329,000           ---------------- -------------- --------------
  respectively)                                                                              3,994,000      2,335,000      6,329,000
                                                                                      ---------------- -------------- --------------

Short Term Investments 1.7%
---------------------------

    Morgan Stanley Government, 6.60%, 10/02/2000                                                           30,000,000     30,000,000
    TRP Bear Stearns Government, 6.68%, 10/02/2000                                          20,000,000     20,000,000     40,000,000

Total Short Term Investments (Cost of $20,000,000, $50,000,000, and $70,000,000       ---------------- -------------- --------------
  respectively)                                                                            20,000,000      50,000,000     70,000,000
                                                                                      ---------------- -------------- --------------

U.S. Treasury Obligations 6.4%
------------------------------

    U.S. Treasury Bond, 8.00%, 11/15/2021                                                   92,937,125     44,636,688    137,573,813
    U.S. Treasury Bond, 12.50%, 08/15/2014                                                  72,429,346     47,665,953    120,095,299
    U.S. Treasury Bond, 8.125%, 05/15/2021                                                                  9,985,761      9,985,761

Total U.S. Treasury Obligations (Cost of $169,132,487, $105,384,839, and              ---------------- -------------- --------------
  $274,517,326 respectively)                                                               165,366,471    102,288,402    267,654,873
                                                                                      ---------------- -------------- --------------

Government National Mortgage Association 76.8%
----------------------------------------------

    Government National Mortgage Association Pass-thru, 6.50%, 01/15/2024                   75,376,065     62,965,851    138,341,916
    Government National Mortgage Association Pass-thru, 6.00%, 01/20/2029                   47,733,959     21,212,000     68,945,959
    Government National Mortgage Association Pass-thru, 6.50%, 06/15/2028                    2,873,673                     2,873,673
    Government National Mortgage Association Pass-thru, 6.50%, 11/15/2028                    1,460,355        491,088      1,951,443
    Government National Mortgage Association Pass-thru, 6.50%, 01/01/2030                  456,044,599    206,729,933    662,774,532
    Government National Mortgage Association Pass-thru, 7.00%, 06/15/2029                  620,854,127                   620,854,127
    Government National Mortgage Association Pass-thru, 7.00%, 12/15/2029                                 213,567,226    213,567,226
    Government National Mortgage Association Pass-thru, 7.50%, 02/15/2023                      107,886
    Government National Mortgage Association Pass-thru, 7.50%, 10/01/2029                   57,729,793      4,601,257     62,331,050
    Government National Mortgage Association Pass-thru, 7.50%, 07/15/2029                  452,323,387     88,979,425    541,302,812
    Government National Mortgage Association Pass-thru, 8.00%, 07/15/2023                    3,117,456      4,142,057      7,259,513
    Government National Mortgage Association Pass-thru, 8.00%, 12/01/2029                  393,226,477     53,463,201    446,689,678
    Government National Mortgage Association Pass-thru, 8.50%, 12/15/2029                   92,961,632     41,164,214    134,125,846
    Government National Mortgage Association Pass-thru, 9.00%, 02/01/2030                  161,848,510     96,759,304    258,607,814
    Government National Mortgage Association Pass-thru, 9.50%, 05/15/2027                   19,435,711                    19,435,711
    Government National Mortgage Association Pass-thru, 9.50%, 12/15/2022                                  14,547,921     14,547,921
    Government National Mortgage Association Pass-thru, 10.00%, 08/15/2022                  19,552,670                    19,552,670
    Government National Mortgage Association Pass-thru, 10.00%, 08/15/2019                                  1,728,743      1,728,743
    Government National Mortgage Association Pass-thru, 10.50%, 12/15/2017                   8,001,982      2,299,003     10,300,985
    Government National Mortgage Association Pass-thru, 11.00%, 04/20/2019                                     93,419         93,419


Total Government National Mortgage Association (Cost of $2,403,148,717, $802,734,112  ---------------- -------------- --------------
  and $3,205,882,829 respectively)                                                       2,412,648,282    812,744,642  3,225,392,924
                                                                                      ---------------- -------------- --------------

Federal Home Loan Mortgage Corp 4%
----------------------------------

    Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 07/01/2029                          289,964        289,964
    Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 05/01/2029           181,879                       181,879
    Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 12/01/2028         1,031,461                     1,031,461
    Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 05/01/2029                       88,822,701     88,822,701
    Federal Home Loan Mortgage Corp., 8.00%, with various maturities thru 06/01/2030                       63,906,535     63,906,535
    Federal Home Loan Mortgage Corp., 7.50%, with various matutiries thru 09/01/2029         1,509,232      2,797,002      4,306,234
    Federal Home Loan Mortgage Corp., 8.50%, with various matutiries thru 06/01/2030           167,666        203,830        371,496
    Federal Home Loan Mortgage Corp., 9.50%, with various maturities thru 10/01/2020                       10,298,526     10,298,526

Total Federal Home Loan Mortgage Corp. (Cost  of $2,861,190, $165,259,735, and        ---------------- -------------- --------------
    $168,120,925 respectively)                                                               2,890,238    166,318,558    169,208,796
                                                                                      ---------------- -------------- --------------

Federal National Mortgage Association 11%
-----------------------------------------

    Federal National Mortgage Association, 0.00%, with various maturities thru
      05/01/2017                                                                                16,462                        16,462
    Federal National Mortgage Association, 5.50%, with various maturities thru
      12/01/2028                                                                               601,124        527,873      1,128,997
    Federal National Mortgage Association, 8.00%, with various maturities thru
      06/01/2024                                                                             2,485,145                     2,485,145
    Federal National Mortgage Association, 8.00%, with various maturities thru
      08/01/2024                                                                                            2,788,252      2,788,252
    Federal National Mortgage Association, 11.50%, with various maturities thru
      05/01/2018                                                                                              200,140        200,140
    Federal National Mortgage Association, 6.00%, with various maturities thru
      07/01/2029                                                                                           48,000,715     48,000,715
    Federal National Mortgage Association, 6.50%, with various maturities thru
      09/01/2029                                                                               258,503     67,860,735     68,119,238
    Federal National Mortgage Association, 7.00%, with various maturities thru
      08/01/2029                                                                                           15,912,829     15,912,829
    Federal National Mortgage Association, 7.00%, with various maturities thru
      03/01/2015                                                                               137,438     74,683,444     74,820,882
    Federal National Mortgage Association, 7.50%, with various maturities thru
      01/01/2029                                                                             1,050,582    209,016,638    210,057,220
    Federal National Mortgage Association, 8.50%, with various maturities thru
      07/01/2030                                                                            15,860,868      1,944,236     17,805,104
    Federal National Mortgage Association, 9.00%, with various maturities thru
      03/01/2030                                                                               154,406      1,620,994      1,775,400
    Federal National Mortgage Association, 9.5%, with various maturities thru
      10/01/2020                                                                            14,819,822                    14,819,822

Total Federal National Mortgage Association (Cost of $35,400,516, $415,549,136        ---------------- -------------- --------------
    and $450,949,652 respectively)                                                          35,384,350    422,555,856    457,940,206
                                                                                      ---------------- -------------- --------------

TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $2,634,536,910, $1,541,262,823,            ---------------- -------------- --------------
    and $4,175,799,732 respectively)                                                    $2,640,283,341 $1,556,242,458 $4,196,525,799
                                                                                      ================ ============== ==============

* It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                       Kemper US Gov't              Kemper US                Pro Forma                Pro Forma
                                       Securities Fund            Mortgage Fund             Adjustments               Combined
                                       ---------------           ---------------           ------------            --------------

Investments, at value                  $ 2,640,283,341           $ 1,556,242,458                                   $4,196,525,799
Cash                                           369,124                    22,308                                   $      391,432
Other assets less liabilities              (66,460,173)              (83,970,174)          $   (677,224)   (2)     $ (151,107,571)
                                       ---------------           ---------------           ------------            --------------
Total Net assets                       $ 2,574,192,292           $ 1,472,294,592           $   (677,224)           $4,045,809,660
                                       ===============           ===============           ============            ==============

Net Assets
Class A Shares                         $ 2,417,741,463           $ 1,404,854,786           $   (611,440)           $3,821,984,809
Class B Shares                         $   118,154,286           $    64,343,296           $    (63,785)           $  182,433,797
Class C Shares                         $    34,530,940           $     3,096,510           $     (1,915)           $   37,625,535
Class I Shares                         $     3,765,603                                     $        (84)           $    3,765,519
Share Outstanding
Class A Shares                             289,737,753               209,192,265            (40,817,763)              458,112,255
Class B Shares                              14,180,274                 9,558,502             (1,841,447)               21,897,329
Class C Shares                               4,130,643                   460,995                (90,786)                4,500,852
Class I Shares                                 451,186                                                                    451,186
Net Asset Value per Share
Class A Shares                         $          8.34           $          6.72                                   $         8.34
Class B Shares                         $          8.33           $          6.73                                   $         8.33
Class C Shares                         $          8.36           $          6.72                                   $         8.36
Class I Shares                         $          8.35                                                             $         8.35

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                      Kemper US Gov't          Kemper US         Pro Forma             Pro Forma
                                                      Securities Fund        Mortgage Fund      Adjustments            Combined
                                                      ---------------        -----------------------------------------------------

Investment Income:
  Interest and dividend income                        $   201,941,303          117,009,883      $        --          $ 318,951,186
                                                      ----------------------------------------------------------------------------
            Total Investment Income                       201,941,303          117,009,883                             318,951,186
  Expenses
     Management fees                                       11,463,282            8,259,280       (1,885,444)  (3)       17,837,118
     12B-1                                                  1,222,946              695,756        9,819,584   (4)       11,738,286
     Trustees Fees                                            152,524               43,890          (43,890)  (5)          152,524
     All other expenses                                    11,024,291            7,448,811       (9,710,659)  (6)        8,762,443
                                                      ----------------------------------------------------------------------------
  Total expenses before reductions                         23,863,043           16,447,737       (1,820,409)            38,490,371
  Expense reductions                                               --             (136,412)         (26,593)  (7)         (163,005)
                                                      ----------------------------------------------------------------------------
  Expenses, net                                            23,863,043           16,311,325       (1,847,002)            38,327,366
                                                      ----------------------------------------------------------------------------
Net investment income (loss)                              178,078,260          100,698,558        1,847,002            280,623,820
                                                      ----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments               (45,926,245)         (40,385,538)              --            (86,311,783)

  Net unrealized appreciation (depreciation)
     of investments                                        30,644,659           27,869,005               --             58,513,664
                                                      ----------------------------------------------------------------------------

Net increase in net assets from operations            $   162,796,674        $  88,182,025      $ 1,847,002          $ 252,825,701
                                                      ============================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)
September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for Kemper US Government Securities Fund and Kemper US Mortgage Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $3,997 and $673,227 to be borne by Kemper US Government Securities Fund and Kemper US Mortgage Fund, respectively.

3. Represents reduction in management fees resulting from a new investment management agreement.

4. Reclassification of accounting service fees as being covered by the 12b-1 plan.

5. Reduction in trustee fees resulting from the Reorganization.

6. Represents decrease in other expenses resulting from the implementation of an administrative fee contract and reclassification of accounting service fees as being covered under the 12b-1 plan.

7. Reflects effect of waiver of a portion of administrative fee rate on Class A Shares.

Thank you
                     for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs.

--------------------------------------------------------------------------------

Kemper Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Kemper U.S. Mortgage Fund


                                                              KP US Mortgage #11
--------------------------------------------------------------------------------

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                           KEMPER U.S. MORTGAGE FUND

                Special Meeting of Shareholders - May 15, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 15, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper U.S. Government Securities Fund, (ii) each shareholder of the Fund would receive shares of Kemper U.S. Government Securities Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE